UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant	☒

Filed by Party other than Registrant	☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Ecoark Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 17, 2021

Meeting Information
ECOARK HOLDINGS, INC.		Meeting Type: Annual Meeting
For holders as of: January 22, 2021
Date: March 17, 2021 Time: 1:00 p.m., Eastern Time
	Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/ZEST2021

The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtaulshareholdermeeting.com/ZEST2021 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

ECOARK HOLDINGS, INC. 303 PEARL PARKWAY, SUITE 200 SAN ANTONIO, TX 78215		This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

 XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 3, 2021 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before the Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      xxxx xxxx xxxx xxxx   (located on the following page) available and follow the instructions.

During the Meeting:

Go to www.virtualshareholdermeeting.com/ZEST2021. Have the information that is printed in the box marked by the arrow

 xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends a vote FOR all director nominees:

1.	Elect five members to the Board of Directors for a one-year term expiring at the next annual meeting of stockholders.

Nominees:

01) Randy S. May	04) Gary Metzger
02) John P. Cahill	05) Steven K. Nelson
03) Peter A. Mehring

The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.	Ratify the selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

3.	Approve an adjournment of the Annual Meeting to a later date or time or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are no sufficient votes to approve any of the other proposals before the Annual Meeting.

NOTE:	Such other business as may properly come before the meeting or any adjournment or postponement thereof.